SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[   ]   Preliminary proxy statement       [   ]   Confidential, for Use of the
[ x ]   Definitive proxy statement                Commission Only (as permitted
[   ]   Definitive additional materials           by Rule 14a-6(e) (2) )
[   ]   Soliciting material pursuant to
        Rule 14a-11(c) or Rule 14a-12

                              NEUROGEN CORPORATION
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 -------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than registrant)

Payment of filing fee. (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:  N/A
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:  N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:  N/A
--------------------------------------------------------------------------------
(5)      Total fee paid:  N/A

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
--------------------------------------------------------------------------------
(2)      Form, schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)      Filing party:
--------------------------------------------------------------------------------
(4)      Date filed:
--------------------------------------------------------------------------------

                              NEUROGEN CORPORATION



                                                              April 27, 1998



To the Stockholders of Neurogen Corporation:

         On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of Stockholders of Neurogen Corporation. The Annual Meeting will be held on Wednesday, May 27, 1998, at 10:00 a.m., local time, at the Company's Corporate Headquarters at 35 Northeast Industrial Road, Branford, CT 06405.

         A description of business to be conducted at the Annual Meeting is set forth in the attached Notice of Annual Meeting and Proxy Statement. Also enclosed is a copy of our 1997 Annual Report to Stockholders.

         It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please mark, sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. By returning the proxy, you can help the Company avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of outstanding shares is not present or represented by proxy. If you attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

                              NEUROGEN CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 27, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Neurogen Corporation will be held on Wednesday, May 27, 1998, at 10:00 a.m., local time, at the Company's Corporate Headquarters, 35 Northeast Industrial Road, Branford, CT 06405, for the following purposes:

         1. To elect eleven directors to the Board of Directors, each to hold office until the next Annual Meeting of Stockholders of the Company and until such director's respective successor shall have been duly elected and qualified.

         2. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending December 31, 1998.

         3. To adopt an amendment to the Neurogen Corporation 1993 Omnibus Incentive Plan, which as originally adopted provided for the granting of awards aggregating up to 3,000,000 shares of Common Stock. Currently, approximately 400,000 shares remain available for future awards. The amendment will replenish the plan by increasing the number of shares available for future awards by adding 4,000,000 shares to the plan.

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         This Notice is accompanied by a form of proxy, a Proxy Statement and the Company's 1997 Annual Report to Stockholders. The foregoing items of business are more fully described in the Proxy Statement.

         In accordance with the Company's By-laws, the close of business on April 15, 1998 has been fixed as the Record Date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.








Branford, Connecticut
April 27, 1998

                                    IMPORTANT

         To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-paid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you returned a proxy.

                              NEUROGEN CORPORATION
                                 PROXY STATEMENT

General
         The enclosed proxy is solicited on behalf of the Board of Directors of Neurogen Corporation (the "Company" or "Neurogen") for use at the Annual Meeting of Stockholders to be held on May 27, 1998, at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the corporate headquarters of Neurogen Corporation, 35 Northeast Industrial Road, Branford, CT 06405. The purposes of the Annual Meeting are set forth in the attached Notice of Annual Meeting of Stockholders.

         This Proxy Statement, the Notice of Annual Meeting of Stockholders, the form of proxy and Neurogen's Annual Report to Stockholders are being mailed to stockholders on or about May 1, 1998.

Record Date and Share Ownership
         Stockholders of record on the Company's books at the close of business on April 15, 1998 (the "Record Date") are entitled to vote at the Annual
Meeting. At the Record Date, 14,401,359 shares of the Company's Common Stock, par value $.025 per share (the "Common Stock"), were issued and outstanding. For information concerning stock ownership by certain stockholders, see "Principal Stockholders".

Revocability of Proxies
         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation prior to the voting of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation
         Each stockholder is entitled to one vote for each share of the Common Stock held of record in his or her name on the Record Date on each matter submitted to a vote at the Annual Meeting. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

         If properly executed and received by the Company before the Annual Meeting, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting and specifying how it is to be voted will be voted accordingly. Any such proxy, however, which fails to specify how it is to be voted on a proposal for which a specification may be made will be voted on such proposal in accordance with the recommendation of the Board of Directors. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, excluding any shares owned by the Company, is necessary to constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by mail, telephone, facsimile or telegram.

         Pursuant to Delaware law, the Board of Directors has appointed an inspector to act at the Annual Meeting. The inspector shall carry out the duties imposed pursuant to Section 231 of the Delaware General Corporation Law, including the counting of votes.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         Eleven directors are to be elected to the Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eleven nominees of the Board of Directors named below, all of whom are presently directors of the Company and have served continuously since the month and year indicated opposite each such director's name in the following table, each to hold office for a term expiring at the next Annual Meeting of Stockholders of the Company and until such director's successor shall have been duly elected and qualified. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders. The eleven persons receiving the highest vote totals shall be elected as directors of the Company.

         The Company's Board of Directors recommends a vote FOR the nominees listed below:

Name of Nominees                     Age     Principal Occupation                                Director Since

Barry M. Bloom, Ph.D.                69      Former Executive Vice President, Pfizer Inc         December 1993

Robert N. Butler, M.D.               71      Brookdale Professor and Chairman of the             July 1989
                                             Department of Geriatrics and Adult Development,
                                             Mount Sinai Medical Center

Frank C. Carlucci                    67      Chairman of the Board, Neurogen Corporation;        February 1989
                                             Chairman, The Carlyle Group

Jeffrey J. Collinson                 56      President, Collinson Howe Venture Partners, Inc.    May 1989


Robert M. Gardiner                   75      Senior Advisor, Dean Witter Discover & Co.          June 1989


Mark Novitch, M.D.                   65      Former Vice Chairman of the Board, The Upjohn
                                             Company                                             December 1993


Harry H. Penner, Jr.                 52      President and Chief Executive Officer, Neurogen
                                             Corporation                                         December 1993


Robert H. Roth, Ph.D.                58      Professor of Psychiatry and Pharmacology, Yale
                                             University; member of the Scientific Advisory       December 1988
                                             Board, Neurogen Corporation


John Simon                           55      Managing Director, Allen & Company Incorporated
                                                                                                 May 1989

                                             Executive Vice President, Secretary, Scientific
John F. Tallman, Ph.D.               51      Director, and Chairman of the Scientific Advisory
                                             Board, Neurogen Corporation                         July 1988


                                             Chief Operating Officer, National Academy of
Suzanne H. Woolsey, Ph.D.            50      Sciences/National Research Council                  January 1998



         Dr. Roth receives a fee of $1,500 per month for his services as a director and an additional $1,250 per month for service on the Company's Scientific Advisory Board. Mr. Carlucci receives an annual fee of $50,000 for his services as Chairman of the Board. Dr. Bloom receives an annual fee of $20,000 for consulting services provided to the Company. Directors of the
Company receive out-of-pocket travel expenses in connection with their attendance at Board meetings. Pursuant to the Neurogen Corporation 1993 Non-Employee Directors Stock Option Program (the "Program"), every future non-employee director will receive an option (an "Initial Grant") to acquire 20,000 shares of Common Stock at its then-current fair market value upon such director's first election to the Board of Directors. The current non-employee directors other than Dr. Woolsey were granted such options on December 30, 1993 with an exercise price of $6.50, per share, the fair market value of the Common Stock on that date. Dr. Woolsey's Initial Grant was made on January 2, 1998, the effective date of her election to the Board, with an exercise price of $14.00 per share, the fair market value of the Common Stock on that date. Under the Program, each non-employee director will be granted annually an option to acquire 5,000 shares of Common Stock on each anniversary of such director's Initial Grant, each with an exercise price equal to the fair market value of the Common Stock on such anniversary. The current non-employee directors other than Dr. Woolsey were granted such options on December 30, 1994, December 29, 1995, December 31, 1996, and December 31, 1997 with exercise prices of $6.50, $26.875, $19.25 and $13.50, respectively, the fair market value of the Common Stock on such dates. There is no family relationship between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company.

         Based solely on its review of the forms required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that have been received by the Company, the Company believes that all filing requirements for 1997 applicable to its officers, directors and beneficial owners of greater than ten percent of its Common Stock have been complied with.

     Harry H. Penner, Jr., has been President, Chief Executive Officer and a director of Neurogen since December 1993. Mr. Penner was employed by Novo Nordisk A/S from 1981 to 1993, most recently serving as an Executive Vice President of Novo Nordisk A/S and as President of Novo Nordisk of North America Inc. Mr. Penner holds an L.L.M. in International Law from New York University and a J.D. from Fordham University. Mr. Penner also serves on the Board of Directors of Anergen, Inc. and T Cell Sciences, Inc. (both of which are publicly traded biotechnology companies), and PRA International, Inc. (a privately held clinical research organization). Mr. Penner also chairs the Board of Directors of the Connecticut Technology Council (CTC). In addition, Mr. Penner serves as a member of the Board of Directors of the Connecticut Business and Industry Association (CBIA) and the Emerging Companies Section of the Biotechnology Industry Organization (BIO) and is a member of the professional advisory board of Connecticut United for Research Excellence (CURE).

     Frank C. Carlucci has served as a director and Chairman of the Board of Neurogen since February 1989. Mr. Carlucci is principally employed as Chairman of The Carlyle Group, a private merchant bank. Mr. Carlucci served as Secretary of Defense of the United States from November 1987 through January 1989. Prior to his appointment as Secretary of Defense, Mr. Carlucci was assistant to the President of the United States for National Security Affairs. Mr. Carlucci had been Chairman and Chief Executive Officer of Sears World Trade Inc. from 1984 to 1986, after having served as President and Chief Operating Officer since 1983. Mr. Carlucci is also a director of Ashland Oil, Inc., Kaman Corporation, Northern Telecom Limited, The Quaker Oats Company, Sun Resorts, Pharmacia and Upjohn Inc., Texas Biotech Inc. and IRI International.

     Barry M. Bloom, Ph.D., has served as a director of Neurogen since December 1993. Dr. Bloom retired in 1993 from Pfizer where he had been Executive Vice President, Research and Development and a member of the board of directors. Dr. Bloom is a director of Southern New England Telecommunications Company, Vertex Pharmaceuticals, Inc., Incyte Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc.
         Robert N. Butler, M.D., has served as a director of Neurogen since July 1989. Dr. Butler has served as the Brookdale Professor and Chairman of the Department of Geriatrics and Adult Development at Mount Sinai Medical Center since 1982. From 1976 until 1982, Dr. Butler was the founding director of the National Institute of Aging of the National Institutes of Health. Dr. Butler won the 1976 Pulitzer Prize for his book, Why Survive? Being Old in America. He is the editor-in-chief of Geriatrics, a journal for primary care physicians, and serves on the editorial board of several other professional publications. Dr. Butler is presently Chief Executive Officer and President of the International Longevity Center-USA. He is also a member of the Institute of Medicine of the National Academy of Sciences and a founding Fellow of the American Geriatrics Society. He has served as a consultant to the United States Special Committee on Aging, the National Institute of Mental Health, the Commonwealth Fund, the Brookdale Foundation and numerous other foundations and corporations.

     Jeffrey J. Collinson has served as a director of Neurogen since May 1989. Mr. Collinson has served as President of Collinson Howe Venture Partners Inc., a venture capital firm, since 1990 and was President of Schroder Venture Managers, Inc., a venture capital firm, from 1981 to 1990. Mr. Collinson is chairman of the board of Incyte Pharmaceuticals, Inc. and is a director of Intensiva HealthCare Corporation and Spare, Kaplan, Bischell & Associates, Inc.

         Robert M. Gardiner has served as a director of Neurogen since June 1989. Mr. Gardiner is currently a Senior Advisor to Dean Witter, Discover & Co., having retired as Chairman and Chief Executive Officer of Dean Witter Financial Services Group Inc. in August 1986. Prior to becoming Chairman and Chief Executive Officer in 1982, Mr. Gardiner served as President of Dean Witter Reynolds Inc., the predecessor of Dean Witter Financial Services Group Inc. Mr. Gardiner has served as Chairman and President of the National Association of Securities Dealers, Inc., as Chairman of the Securities Industry Association and of its governing council, as Chairman of the National Securities Processing Committee and as Vice Chairman of the New York Stock Exchange, Inc. He is also a former governor or officer of the Association of Stock Exchange Firms, the Investment Bankers Association of America, the National Clearing Corporation, the Central Market System Advisory Committee of the Securities and Exchange
Commission, and the Securities Industry Association. He is a director of Dean Witter, Discover & Co.

     Mark Novitch, M.D., has served as a director of Neurogen since December 1993. Dr. Novitch was appointed Professor of Health Care Sciences at The George Washington University in 1994 and since 1997 has served as Adjunct Professor. He worked in senior executive positions at The Upjohn Company from 1985 until his retirement as Vice Chairman of the Board in 1993. Dr. Novitch served at the United States Food and Drug Administration as Deputy Commissioner and as Acting Commissioner from 1983-1984. Dr. Novitch is a director of Alteon, Inc., Calypte Biomedical, Inc., Guidant Corporation and KOS Pharmaceuticals, Inc.

     Robert H. Roth, Ph.D., has served as a director of Neurogen since December 1988 and as a member of the Company's Scientific Advisory Board since July 1988. Dr. Roth has been a Professor of Psychiatry and Pharmacology at Yale University since 1974. Dr. Roth has a Ph.D. in Pharmacology from Yale University and has published over 450 papers in the field of Neuropharmacology.

     John Simon has served as a director of Neurogen since May 1989. Mr. Simon is a Managing Director of the investment banking firm of Allen & Company Incorporated. Mr. Simon is a director of Immune Response Corporation, Batteries Batteries Inc. and Advanced Technical Products, Inc.

     John F. Tallman, Ph.D., has been Executive Vice President, Scientific Director, Chairman of the Scientific Advisory Board and a director of Neurogen since July 1988. Dr. Tallman has served as Secretary of the Company since August 1994. Prior to joining Neurogen, Dr. Tallman was an Associate Professor of
Psychiatry and Pharmacology at Yale University and currently serves as an Adjunct Professor in such departments. Dr. Tallman had previously served in research director positions at the National Institute of Mental Health in Bethesda, Maryland. Dr. Tallman received his Ph.D. in Biology from Georgetown University.

         Suzanne H. Woolsey, Ph.D., has served as a director of Neurogen since January, 1998. Since 1993, Dr. Woolsey has served as Chief Operating Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution. Prior to serving as Chief Operating Officer, Dr. Woolsey served as the Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 to 1989, Dr. Woolsey served as a Consulting Partner at Coopers and Lybrand, an accounting firm, where she developed and directed the firm's consulting practice with healthcare institutions, research organizations, major research universities and corporate general counsels. Dr. Woolsey holds a Ph.D. in clinical and social psychology from Harvard University.


Board Meetings and Committees

         The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 1997. The Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. During the fiscal year ended December 31, 1997, the Company did not have a nominating committee or a committee performing the functions of a nominating committee. Mr. Harrison did not attend any of the meetings of the Board of Directors or the Compensation Committee held in 1997.

         The Audit Committee, which consists of Messrs. Carlucci, Novitch and Simon, held one meeting in the last fiscal year. The Audit Committee recommends appointment of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

         The Compensation Committee, which consists of Messrs. Gardiner, Carlucci and Collinson, held one meeting during the last fiscal year. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive and employee compensation and stock option policy, reviews benefit programs and determines salaries for the executive officers of the Company.

         The Finance Committee, which consists of Messrs. Gardiner, Collinson, Bloom and Simon, did not hold any meetings in the last fiscal year. The Finance Committee reviews and makes recommendations to the Board concerning major finance issues, considers possible finance ventures with third parties and monitors the Company's existing financial condition.

Certain Relationships and Related Transactions

         Pfizer Inc ("Pfizer"), a beneficial owner of more than five percent of the Common Stock, paid $8.9 million in research funding and made certain reimbursements to the Company in the last fiscal year pursuant to the terms of various collaborative agreements between Pfizer and the Company which govern their research and development collaborations with respect to anxiolytics, hypnotics and cognition enhancers which act through the GABA family of receptors and with respect to drugs for the treatment of eating disorders. These amounts constituted payments in excess of five percent of Neurogen's consolidated gross revenues for the last fiscal year. Neurogen expects to receive amounts in excess of five percent of its consolidated gross revenues from Pfizer in fiscal year 1998. In connection with these collaborations with Pfizer, the Company has granted Pfizer registration rights with respect to shares of the Company's Common Stock purchased in connection with the collaborations as well as the right to maintain its level of investment in the Company in future public offerings of Common Stock.

         In 1995, the Company made unsecured, non-interest bearing loans to Harry H. Penner, Jr., its President and Chief Executive Officer, and to John F. Tallman, its Executive Vice President and Scientific Director, of $200,000 and $150,000, respectively. In 1994, the Company made an unsecured, non-interest bearing loan to Alan J. Hutchison, its Vice President-Drug Discovery, of $150,000. In 1997, the Company made an unsecured, non-interest bearing loan to Stephen R. Davis, its Vice President-Finance and Chief Financial Officer, of $75,000. The largest aggregate amount of indebtedness outstanding at any time during 1997 with respect to each of Mr. Penner, Dr. Tallman, Dr. Hutchison and Mr. Davis was $160,000, $120,000, $107,000 and $75,000, respectively. See
"Executive  Officers  -  Summary   Compensation  Table"  below  for  information
regarding   forgiveness  of   indebtedness   and   forgiveness  of  interest  on
indebtedness.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of March 1, 1998, certain information with respect to the beneficial ownership of Common Stock by each person known by Neurogen to own beneficially more than five percent of its outstanding Common Stock, by each director and officer of Neurogen and by all directors and officers as a group:

                                                            Amount and                             Approximate
    Name and Address                                   Nature of Beneficial                          Percent
    of Beneficial Owner                                    Ownership(1)                              Owned(2)

Pfizer Inc    ....................................          2,846,000                                  19.8%
   235 East 42nd Street
   New York, NY 10017
Biotechnology Value Fund..........................          1,634,306                                  11.4%
   One Sansone Street
   San Francisco, CA  94104
Four Partners ....................................          1,408,200                                   9.8%
   867 Madison Ave.
   New York, NY  10021
Franklin Resources Inc............................            769,100                                   5.3%
   777 Mariners Island Blvd. 6th Floor
   San Mateo, CA  94404...........................
Harry Penner, Jr. (3).............................            308,836                                   2.1%
John F. Tallman, Ph.D. (4)........................            254,211                                   1.8%
Alan J. Hutchison, Ph.D. (5)......................             78,000                                    *
Stephen R. Davis (6)..............................             42,937                                    *
Barry M. Bloom, Ph.D. (7).........................             32,811                                    *
Robert N. Butler, M.D. (8)........................             14,019                                    *
Frank C. Carlucci (9)(11).........................            141,136                                   1.0%
Jeffrey J. Collinson (7)(10)......................             66,823                                    *
Robert M. Gardiner (7)............................             66,811                                    *
Mark Novitch, M.D. (11)...........................             35,811                                    *
Robert H. Roth, Ph.D. (12)........................             80,811                                    *
John Simon (11)(14)...............................             65,315                                    *
All directors and officers
   as a group (13 persons) (15)...................          1,187,521                                   7.9%


---------------
 *     Less than one percent (1%).

(1) Share ownership in each case includes shares issuable upon exercise of outstanding common stock options exercisable within 60 days of March 1, 1998.

(2) Percentage of the outstanding shares of Common Stock, treating as outstanding for each beneficial owner all shares of Common Stock which such beneficial owner has indicated are issuable under stock options exercisable within 60 days of March 1, 1998.

(3) Includes 294,000 shares of Common Stock that Harry H. Penner, Jr. has the right to acquire under stock options exercisable within 60 days of March 1, 1998.

(4) Includes 106,000 shares of Common Stock that John F. Tallman, Ph.D. has the right to acquire under stock options exercisable within 60 days of March 1, 1998. Does not include 2,000 shares of Common Stock owned by Kathleen Person, Dr. Tallman's spouse. Kathleen Person and Dr. Tallman disclaim beneficial ownership of each other's shares.

(5) Includes 78,000 shares of Common Stock that Alan J. Hutchison, Ph.D., has the right to acquire under stock options exercisable within 60 days of March 1, 1998.

(6) Includes 42,500 shares of Common Stock that Stephen R. Davis has the right to acquire under stock options exercisable within 60 days of March 1, 1998.

(7) Includes 11,811 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 1998.

(8)    Includes   14,019  shares  of  Common  Stock  subject  to  stock  options exercisable by Robert N. Butler, M.D., within 60 days of March 1, 1998.

(9) Does not include 40,000 shares of Common Stock owned by Mr. Carlucci's wife. Mr. Carlucci and his wife disclaim beneficial ownership of each other's shares.

(10) Includes 23,500 shares of Common Stock held by Schroder's Incorporated, for which Mr. Collinson acts as attorney-in-fact and shares investment and voting power, and 3,880 shares of Common Stock held by a corporation which Mr. Collinson controls.

(11) Includes 31,811 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 1998.

(12)   Includes   43,811  shares  of  Common  Stock  subject  to  stock  options exercisable by Robert H. Roth, Ph.D. within 60 days of March 1, 1998.

(13) Does not include shares of Common Stock held by Allen & Company Incorporated and by persons and entities which may be deemed to be affiliated with Allen & Company Incorporated, of which shares Mr. Simon disclaims beneficial ownership.

(14) Includes 709,196 shares of Common Stock subject to stock options exercisable within 60 days of March 1, 1998.

                               EXECUTIVE OFFICERS

         In  addition  to  Mr.  Penner  and  Dr.   Tallman  (See   "Election  of
Directors"), the other executive officers of the Company who are elected by and serve at the discretion of the Board of Directors, are as follows:

         Name                               Age              Position                    Officer Since

Alan J. Hutchison ..........................44      Vice President-Drug Discovery          June 1994

Stephen R. Davis  ..........................37      Vice President-Finance,                July 1994
                                                    Chief Financial Officer and
                                                    Treasurer


     Alan J. Hutchison, Ph.D., has been Vice President--Drug Discovery since 1992 and a member of Neurogen's Scientific Advisory Board since 1989. Dr. Hutchison joined Neurogen in 1989 as Director of Chemistry. From 1981 through 1989, Dr. Hutchison was employed by Ciba Giegy, most recently as a Distinguished Research Fellow. Dr. Hutchison received his B.S. in Chemistry from Stevens Institute of Technology and received his Ph.D. from Harvard University.

     Stephen R. Davis has been Vice President--Finance, Chief Financial Officer and Treasurer of Neurogen since July 1994. From 1990 through June 1994, Mr. Davis was employed by Milbank, Tweed, Hadley & McCloy as a corporate and securities attorney. Previously, Mr. Davis practiced as a Certified Public Accountant with Arthur Andersen & Co. Mr. Davis received his B.S. in Accounting from Southern Nazarene University and a J.D. degree from Vanderbilt University.

                       Compensation of Executive Officers

Compensation Committee Report:1

         The Compensation Committee of the Board of Directors consists entirely of outside directors and is responsible for setting and administering the policies which govern both annual compensation and stock ownership programs of the Company. The Compensation Committee evaluates the performance of management and determines the compensation of Mr. Penner and the other executive officers of the Company on an annual basis. The Committee has developed and implemented policies and programs that seek to retain and motivate executive officers in furtherance of the Company's goal of increasing shareholder value. These policies include the following objectives:

         o Providing base salaries that take into consideration executive compensation paid by other biopharmaceutical companies of similar complexity and financial condition. This objective also takes into account the competitive demand for quality personnel in the pharmaceutical and biotechnology industries, individual experience and specific issues particular to the Company.

         o Providing periodic bonus awards for completion of significant achievements or attainment of significant objectives.

         o Providing equity participation in the form of stock option grants for the purpose of aligning executive officers' longer term interests with those of the shareholders.

         In the biopharmaceutical industry, traditional measures of corporate performance, such as earnings per share or sales growth, may not readily apply in reviewing performance of executives. Rather, at the Company's current stage of development, in determining the compensation of the Company's executives the Compensation Committee looks to other measures of performance, such as the progress of the Company's research and development programs and corporate development activities, the establishment and maintenance of strategic corporate alliances and the Company's success in securing capital sufficient to assist the Company in advancing and expanding its product development, including the funding of clinical trials. The Compensation Committee believes that outstanding performance in these areas will contribute to the long-term success of the Company and the growth of shareholder value. The Committee specifically considers the achievement of milestones related to expansion of the Company's portfolio of drug development programs and the progress of drug development in each such program. In addition, the Committee considers the extent to which the Company's shares have changed in value. However, the Compensation Committee recognizes that, in the short-term, the market price of the Company's shares may be affected by industry events and market conditions which are transient in nature and beyond the control of management. This is especially true in the biotechnology industry, which is characterized by long product lead times, the inherently unpredictable nature of drug development, highly volatile stock prices and fluctuating availability of capital. Accordingly, the Compensation Committee attempts to retain and appropriately motivate the Company's executives by balancing the consideration of shorter-term strategic goals with objectives which are essential in creating longer-term shareholder value.

         In many instances the qualitative factors by which the Compensation Committee judges corporate performance necessarily involve a subjective assessment by the Committee of management's performance. Moreover, the Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather considers a mix of factors and evaluates Company and individual performance against that mix.

         Compensation paid by the Company to its executive officers is designed to be competitive with compensation packages paid to the management of other companies of comparable complexity and financial condition in the biopharmaceutical industry. Toward that end, the Compensation Committee may review both independent survey data as well as data gathered internally. Total compensation for the Company's executive officers includes a base salary component and may also include other forms of incentives. Incentive compensation may consist of cash incentive bonuses based on satisfying corporate goals established for the year as well as on meeting individual performance objectives. In addition, executive officers of the Company may receive incentive compensation under the Neurogen Corporation 1993 Omnibus Incentive Plan (the "Incentive Plan") such as grants of options to purchase shares of the Company's Common Stock, with exercise prices typically set at fair market value on the date of grant. Executive compensation may also include loans, which are typically forgiven over a period of five to seven years, provided the recipient remains employed by the Company during such period.

         Executive officers are eligible for stock option grants as an element of their total annual compensation package. This component is intended to retain and motivate executive officers to improve long-term stock performance. Options are awarded at the discretion of the Compensation Committee. In 1997, all four of the Company's executive officers received options under the Incentive Plan. These options are exercisable during the term of the option at the fair market value of the underlying Common Stock on the date of grant. With respect to twenty-five percent of the year-end 1997 options granted to these executives officers, the exercise price may drop to zero at the end of the ten year term of the option, but only if the officer has remained employed by the Company for a period of seven years from the date of grant. Generally, option grants vest in equal amounts over five years and have a ten year term. As with cash bonuses, the number of options to be granted to each executive officer is based on the degree of attainment of predetermined Company and personal objectives, with emphasis, in certain cases, on those which have long-term strategic value. The Company generally grants stock options to all employees and uses stock options as a bonus vehicle. The Compensation Committee administers the Incentive Plan.

         During the fiscal years ended December 31, 1996 and 1997, the Company made significant progress in several areas and met or exceeded most of its performance goals. The Compensation Committee considered the following developments in 1996 in establishing the base salaries of the executive officers for fiscal year 1996 and in awarding incentive compensation based on the Company's performance in 1996: the establishment and integration of Neurogen's AIDD program for drug discovery, which includes the Company's combinatorial chemistry, high-throughput screening, informatics and robotics programs; the application of the AIDD program to expand the Company's portfolio of drug development programs, such as the discovery of drug candidates which work through the neurotransmitter systems corticotrophin releasing factor (CRF) and galanin; the commencement and progress of human clinical trials for the Company's lead anti-obesity drug; the discovery and advancement of additional drug candidates in the Company's collaborative programs for drugs to treat anxiety, schizophrenia, sleep disorders and cognition enhancement; the $10.5 million extension through December 1998 of the research programs with Pfizer with respect to GABA-based drugs to treat anxiety, sleep disorders and cognition impairment; and the consummation of an agreement to license to American Home Products, working through its Wyeth-Ayerst Laboratories division, Neurogen's rights to its anti-epilepsy drug, ADCI. The Compensation Committee considered the following developments in 1997 in establishing the base salaries of the executive officers for fiscal year 1998 and in awarding incentive compensation based on the Company's performance in 1997: the commencement and progress of human clinical trials for the Company's anti-anxiety drug candidate, NGD 91-2, and the advancement of additional drug candidates in the anti-anxiety collaboration with Pfizer; the commencement and progress of human clinical trials for the Company's epilepsy drug candidate, ADCI; the conduct of human clinical trials for the Company's anti-obesity drug candidate, NGD 95-1, to explore safety and therapeutic potential of the NPY mechanism and the advancement of additional drug candidates in the anti-obesity collaboration with Pfizer; the development and selection of clinical candidates in the Company's insomnia and cognition enhancement research programs partnered with Pfizer; the discovery and advancement of additional drug candidates in the Company's schizophrenia drug program partnered with Schering-Plough; the discovery and advancement of a new class of compounds in the Company's CRF stress disorder program; and the further advancement of the Company's proprietary AIDD drug discovery program and the application of this technology to discover drug candidates in new areas, including CRF agonists for the potential treatment of obesity and GLP1 agonists for the potential treatment of Type II diabetes, thereby expanding the Company's portfolio of drug development programs to eleven. The Compensation Committee believes that the commitment and leadership of the Company's executive officers were important factors in the Company's achievements in fiscal 1997.

         In December 1997, the Compensation Committee met to review the Company's performance and the performance of the Company's executive officers during fiscal 1997, to determine cash incentive bonuses and stock option grants to such executive officers and to set base salary levels for fiscal 1998. Mr. Penner is not present during the Compensation Committee's discussion and determination of his compensation. In recognition of the achievement of Company and individual performance criteria outlined above, the Compensation Committee approved increases in the base salaries of, and awarded cash incentive bonuses and stock options to, all the executive officers including Mr. Penner whose compensation is further described below.

         CEO Compensation - In evaluating the compensation of Harry H. Penner, Jr., the Committee considered the significant role Mr. Penner played in each of the above noted accomplishments. In December 1997, the Compensation Committee raised Mr. Penner's base salary from $340,000 to $357,000, effective December 1, 1997, and awarded Mr. Penner a cash bonus of $136,000 or 38 percent of his base salary. As additional recognition of Mr. Penner's efforts in 1997, and in furtherance of the Committee's belief that a substantial portion of Mr. Penner's total compensation should be dependent on the long-term appreciation of the Company's stock price, in December the Committee granted Mr. Penner an option to purchase 80,000 shares of Neurogen Common Stock pursuant to the Incentive Plan. Mr. Penner's salary increase and awards reflect the Compensation Committee's assessment of his very favorable performance and his contribution to the Company's achievement of significant milestones.

         By the Compensation Committee: Robert M. Gardiner, Frank C. Carlucci, and Jeffrey J. Collinson.

         For the three years ended December 31, 1997, 1996, and 1995, the Company paid the amounts shown in the following table with respect to each of the executive officers of the Company.

                           Summary Compensation Table

                                                                                                         Long-Term
                                                              Annual                                   Compensation
                                                            Compensation                                  Awards
                                                                                                 Securities     All Other
                                                                                Other Annual     Underlying      Compen-
Name and Principal                      Year      Salary           Bonus        Compensation     Options(a)       sation
Position                                           ($)              ($)               ($)             (#)            ($)
-----------------------                 ----     --------           ----        -----------      ----------     ---------
Harry H. Penner, Jr.                    1997     340,000             136,000         45,206(b)     80,000          8,636(c)
President and Chief                     1996     311,583             122,000         41,605(d)     80,000          9,586(c)
Executive Officer                       1995     295,250             147,000        118,898(e)     100,000         7,704(c)

John F. Tallman                         1997     215,000              80,000         33,904(f)     60,000          5,752(c)
Executive Vice-President,               1996     201,250              70,000         31,205(g)     60,000          5,772(c)
President, Scientific Director          1995     190,833              95,000          6,529(h)     75,000          3,811(c)
and Secretary

Alan J. Hutchison                       1997     193,500              70,000         31,493(i)     50,000          3,877(c)
Vice President-Drug Discovery           1996     180,000              40,000         47,387(j)     40,000          3,029(c)
                                        1995     170,000              60,000         55,710(k)     50,000            782(l)

Stephen R. Davis                        1997     167,700              45,000          7,639(m)     25,000          3,705(c)
Vice President-Finance,                 1996     156,000              39,000          6,222(n)     25,000          3,796(k)
Chief Financial Officer, Treasurer      1995     148,630              50,000         28,687(o)     31,250            414(k)
------------------

(a) References to SARs in the Summary Compensation Table and all other tables in this Proxy Statement have been omitted, since the Company has never issued SARs, although under the Neurogen Corporation 1993 Omnibus Incentive Plan it has the ability to do so.
(b) Includes $28,571 of forgiveness of loan, forgiveness of interest of $9,058 on loan and income tax reimbursements of $7,577.
(c) Includes premiums for life insurance, and matching contribution received from participation in the Company's 401(k) plan.
(d) Includes $28,571 of forgiveness of loan, forgiveness of interest of $7,097 on loan and income tax reimbursements of $5,937.
(e) Includes forgiveness of interest of $4,740 on loan, relocation expenses of $60,000 and income tax reimbursement of $54,158. While Mr. Penner commenced employment with the Company in December 1993, his relocation expenses and related income tax reimbursements were not paid until 1995.
(f) Includes $21,429 of forgiveness of loan, forgiveness of interest of $6,793 and income tax reimbursements of $5,683.
(g) Includes $21,429 of forgiveness of loan, forgiveness of interest of $5,323 on loan and income tax reimbursements of $4,453.
(h)    Includes forgiveness of interest on loan and income tax reimbursements.
(i) Includes $21,429 of forgiveness of loan, forgiveness of interest of $5,480 and income tax reimbursements of $4,584.
(j) Includes forgiveness of loan of $21,429, forgiveness of interest of $4,373 of loan and income tax reimbursement of $21,585.
(k) Includes $21,429 of forgiveness of loan, forgiveness of interest of $8,905 on loan and income tax reimbursements of $25,376.
(l)    Includes premiums for life insurance.
(m) Includes $5,000 of forgiveness of loan, forgiveness of interest of $1,437 and income tax reimbursements of $1,202.
(n) Includes forgiveness of loan of $5,000, forgiveness of interest of $665 of loan and income tax reimbursements of $557.
(o) Includes $5,000 of forgiveness of loan, forgiveness of interest of $2,290 on loan, relocation expenses of $9,760 and income tax reimbursements of $11,637. While Mr. Davis commenced employment with the Company in July 1994 his relocation expenses and related income tax reimbursements were not paid until 1995.

         For the year ended December 31, 1997, the following tables summarize incentive compensation paid to executive officers.

                                           Option Grants in Last Fiscal Year
                                             % of Total                                        Potential Realizable Value
                                          Options Granted                                      at Assumed Annual Rates of
                              Number of     to Employees in                                     Stock Price Appreciation
                             Securities       Fiscal Year     Exercise or                           for Option Term
                             Underlying                       Base Price       Expiration
           Name               Options                          ($/Share)          Date
                              Granted

                                                                                                   5%($)          10%($)
                                                                                                   -----          ------

Harry H. Penner, Jr.              80,000*        11%             13.50*         12/31/07          $679,206     $1,721,242
John F. Tallman                   60,000*         8%             13.50*         12/31/07           509,405      1,290,931
Alan J. Hutchison                 40,000*         7%             13.50*         12/31/07           424,504      1,075,776
Stephen R. Davis                  25,000*         3%             13.50*         12/31/07           212,252        537,888

* With respect to twenty five percent (25%) of the year-end 1997 options granted to these executive officers, the exercise price may drop to zero at the end of the ten year term of the option, but only if the officer has remained employed by the Company for a period of seven (7) years from the date of grant.

                             Aggregated Option Exercises in Last Fiscal Year
                                  and Fiscal Year-End Option Values
                                                        Number of Securities Underlying         Value of Unexercised
                              Shares                        Unexercised Options at         In-the-Money Options at Fiscal
                           Acquired on       Value             Fiscal Year-End                     Year-End($)(a)
                           Exercise(#)     Realized        Exercisable/Unexercisable         Exercisable/Unexercisable

          Name                               ($)(a)

Harry H. Penner, Jr.            -              -                294,000/296,000                 $1,654,000/$636,000
John F. Tallman                 -              -                106,000/189,000                  $443,900/$246,950
Alan J. Hutchison               -              -                78,000/132,000                   $350,000/$140,000
Stephen R. Davis                -              -                 42,500/88,750                   $162,500/$162,500
------------------

(a) Difference between option price and fair market value of the shares at year-end.


Terms and Conditions of Certain Employment and Severance Agreements

         The compensation package for Harry H. Penner, Jr., as President and Chief Executive Officer, includes a salary paid pursuant to an employment agreement between Mr. Penner and the Company which was entered into in October 1993. The agreement expired on November 30, 1997, but was automatically extended for an additional two-years pursuant to the terms of the agreement. Under such agreement, Mr. Penner's base salary of $340,000 per annum in 1997 was increased to $357,000 effective December 1, 1997. Such increase was, and any future increases will be, at the discretion of the Board of Directors. The employment agreement restricts Mr. Penner from competing with the Company for the term of the agreement and for a period of one year after termination of his employment with the Company.

         The compensation package for John F. Tallman, as Executive Vice President and Scientific Director of Neurogen, includes a salary paid pursuant to an employment agreement between Dr. Tallman and the Company which was entered into in June 1994. The agreement expired on November 30, 1997, but was automatically extended for an additional two-years pursuant to the terms of the agreement. Under such agreement, Dr. Tallman's base salary of $215,000 per annum in 1997 was increased to $226,000 effective December 1, 1997. Such increase was, and any future increases will be, at the discretion of the Board of Directors.
The employment agreement restricts Dr. Tallman from competing with the Company for the term of the agreement and for a period of one year after termination of his employment with the Company.

         The compensation package for Alan J. Hutchison, as Senior Vice President - Drug Discovery of Neurogen, includes a salary paid pursuant to a two-year renewable employment agreement between Dr. Hutchison and the Company effective December 1, 1998. Under such agreement, Dr. Hutchison's base salary of $193,500 per annum in 1997 was increased to $215,000 effective December 1, 1997. Such increase was, and any future increases will be, at the discretion of the Board of Directors. The employment agreement restricts Dr. Hutchison from competing with the Company for the term of the agreement and for a period of one year after termination of his employment with the Company.

         The compensation package for Stephen R. Davis, Vice President - Finance and Chief Financial Officer of Neurogen, includes a salary paid pursuant to a two-year renewable employment agreement between Mr. Davis and the Company effective December 1, 1998. Under such agreement, Mr. Davis' base salary of $167,700 per annum in 1997 was increased to $180,000 effective December 1, 1997. Such increase was, and any future increases will be, at the discretion of the Board of Directors. The employment agreement restricts Mr. Davis from competing with the Company for the term of the agreement and for a period of one year after termination of his employment with the Company.

                               PERFORMANCE GRAPH1


         The following graph compares the yearly percentage in the Company's cumulative total stockholder return on its Common Stock during a period commencing on December 31, 1992 and ending December 31, 1997 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the period; by
(ii) the share at the beginning of the period) with the cumulative return of the NASDAQ Stock Market Index (U.S. and Foreign) and the Amex Biotechnology Index. It should be noted that Neurogen has not paid dividends on Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance.


                                                            NASDAQ                        Amex
                              Neurogen                   Total Market                    Biotech

12/31/92                       100.0                         100.0                        100.0
12/31/93                        80.3                         115.8                        67.9
12/31/94                        78.8                         112.3                        48.1
12/31/95                       325.8                         157.7                        78.4
12/31/96                       233.3                         193.1                        84.6
12/31/97                       163.6                         236.3                        95.2
















---------------------

         1 This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                       37
                                 PROPOSAL NO. 2:
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP, independent certified public accountants, as auditors to audit the financial statements of the Company for the year ending December 31, 1998 and recommends that the stockholders ratify such selection. Ernst & Young LLP audited the Company's annual financial statements for fiscal year ended December 31, 1997.

         Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditor is not required by the Company's by-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain the firm. Even if the selection is ratified, the Board, or the Audit Committee acting on behalf of the Board, in its discretion may direct the appointment of a different firm of independent auditors at any time if the Board, or the Audit Committee, determines that such a change would be in the best interests of the Company and its stockholders.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


         The Board of Directors recommends a vote FOR approval of this proposal. If not otherwise specified, proxies will be voted FOR approval.

                                 PROPOSAL NO. 3:

                   AMENDMENT OF 1993 OMNIBUS INCENTIVE PLAN TO
                  INCREASE SHARES OF COMMON STOCK RESERVED FOR
                                    ISSUANCE.


     The maximum number of shares of Common Stock as to which awards may be granted under the 1993 Omnibus Incentive Plan (the "Plan") as originally adopted was limited to three million (3,000,000) shares. As of April 20, 1998 a total of 394,594 shares of Common Stock remained available for future grants under the Plan. Since the adoption of the Plan, the number of full time staff employed by the Company has approximately tripled. Each full time employee typically receives a grant of stock options upon the commencement of employment and a performance based grant at the end of each fiscal year. In order to replenish the Plan and provide for sufficient shares of Common Stock for future grants, the Board of Directors has approved amending the Plan, subject to stockholder approval, to provide that the number of shares of Common Stock reserved for issuance under the Plan be increased by adding four million (4,000,000) new shares to the original three million (3,000,000) shares approved upon adoption of the Plan. The Plan as so amended is hereby submitted to the stockholders of the Company for approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE 1993 OMNIBUS INCENTIVE PLAN ALLOWING FOR THE INCREASE OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER.

     A general description of the basic features of the Plan is set forth below, Such description is qualified in its entirety by reference to the full text of the Plan which is set forth, as it is proposed to be amended hereby, in full as Appendix A to this Proxy Statement.

     PURPOSE

     The purpose of the Plan is to further and promote the interests of Neurogen and its stockholders by enabling the Company to attract, retain and motivate employees and consultants or those who will become employees or consultants, and to align the interests of those individuals and the Company's stockholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities to provide such persons with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

     NUMBER OF SHARES

     Under the Plan as initially adopted, the maximum number of shares of Common Stock as to which awards could be granted was not to exceed three million (3,000,000) shares. The Board of Directors has approved amending the Plan, subject to stockholder approval, to provide that the number of shares of Common Stock reserved for issuance under the Plan be increased by four million (4,000,000) shares from three million (3,000,000) to seven million (7,000,000) shares. During any calendar year, no individual may be granted stock options under the Plan to acquire more than one hundred thousand (100,000) shares of Common Stock. The limits on the numbers of shares described in this paragraph are subject to proportional adjustment to reflect certain stock changes, such as stock dividends and stock splits.

     If, however, any awards expire or terminate unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for awards under the Plan to the extent of such expiration or termination, subject to certain limitations under the Plan.

     ADMINISTRATION

     The administration, interpretation and operation of the Plan will be vested in the Compensation Committee. Members of the Compensation Committee will serve at the pleasure of the Company's Board of Directors, which may at any time remove or add members to it. No member of the Compensation Committee, nor any other director who is not a salaried employee or consultant of the Company will be eligible to receive an award under the Plan. The day-to-day administration of the Plan will be carried out by of officers and employees of the Company designated by the Compensation Committee.

     ELIGIBILITY

     All salaried employees (including officers and directors who are salaried employees) and consultants of the Company are eligible to receive awards under the Plan. Salaried employees who would be eligible to receive awards of stock options under the Plan would also be eligible to receive awards of Restricted Shares. Awards under the Plan will be made by the Compensation Committee or by an executive officer who has been delegated authority to grant awards pursuant to the Plan by the Compensation Committee. Awards will be made pursuant to individual award agreements between the Company and each participant.

     AWARDS UNDER THE PLAN

    Introduction.  Awards  under the Plan may  consist of stock  options,  stock appreciation rights, restricted shares or performance unit awards, each of which is described below. All awards will be evidenced by an agreement approved by the Compensation Committee. In the discretion of the Compensation Committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee. In the event of any change in the outstanding shares of Common Stock of the Company by reason of certain stock changes, including without limitation stock dividends and stock splits, the terms of awards and number of shares of any outstanding award may be equitably adjusted by the Board of Directors in its sole discretion. No determination has been made as to future awards which may be granted under the Plan, although it is anticipated that recipients of awards will include the current executive officers of the Company.

    Stock Options and Stock Appreciation Rights. A stock option is an award that entitles a participant to purchase shares of Common Stock at a price fixed at the time the option is granted. Stock options granted under the Plan may be in the form of incentive stock options (which qualify for special tax treatment), non-qualified stock options or reload stock options and may be granted alone or in addition to other awards under the Plan. Non-qualified stock options may be granted alone or in tandem with stock appreciation rights (SARs).

    SARs entitle a participant to receive, upon exercise, cash, restricted shares or unrestricted shares of Common Stock as provided in the relevant award agreement, with a value equal to (a) the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) the fair market value on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised. No SAR may be exercised until six months after its grant or prior to the exercisability of the stock option with which it is granted in tandem, whichever is later.

    The exercise price and other terms and conditions of such options will be determined by the Compensation Committee at the time of grant, and in the case of incentive stock options and reload stock options, such exercise price will not be less than 100 percent of the fair market value of the Common Stock on the date of the grant. No term of any incentive stock options shall exceed ten years after grant. An option or SAR grant under the Plan does not provide an optionee any rights as a shareholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.

    Exercise of an option (or an SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised. Unless otherwise determined by the Compensation Committee or provided in the relevant award agreement, stock options shall become exercisable over a five year period from the date of grant with 20% vesting on each anniversary of the grant in that time period.

    Payment for shares issuable pursuant to the exercise of an option may be made either in cash, by tendering either a fully-secured promissory note or shares of Common Stock owned by a participant for at least six months with a fair market value at the date of exercise equal to the portion of the exercise price which is not paid in cash. The Compensation Committee may also allow participants to simultaneously exercise stock options and sell the shares of Common Stock acquired thereby, pursuant to a "cashless exercise" arrangement.

    Restricted Share Awards. Restricted share awards are grants of Common Stock made to a participant subject to conditions established by the Compensation Committee in the relevant award agreement. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement, but in no event shall restricted shares vest prior to six months after the date of grant. A participant may not sell or otherwise dispose of restricted stock until the conditions imposed by the Compensation Committee have been satisfied. Restricted share awards under the Plan may be granted alone or in addition to any other awards under the Plan. Restricted shares which vest will be reissued as unrestricted Common Stock.

    Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends will be treated as additional restricted shares.

    Performance Units. Performance units (with each unit representing a monetary amount designated in advance by the Compensation Committee) are awards which may be grated to employees alone or in addition to any other awards under the Plan. Participants receiving performance unit grants will only earn such units if the Company and/or the participant achieve certain performance goals during a designated performance period. The Compensation Committee will establish such performance goals and may use such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Compensation Committee deems appropriate. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in
    unrestricted   Common  Stock,   in  restricted   shares  or  in  discounted
    non-qualified stock options, as provided in the relevant award agreement.

    FORFEITURE UPON TERMINATION

    Unless  otherwise   provided  in  the  relevant  award  agreement  or  in  a
    participant's then-effective employment or consulting agreement, if a participant's employment is terminated for any reason, any unexercisable stock option or SAR shall be forfeited and canceled by the Company. Such participant's right to exercise any then-exercisable stock option or SAR will terminate according to a schedule which provides for an exercise period which reflects the length of employment of the participant (but not beyond the stated term of such stock option or SAR); provided, however, the Committee may (to the extent options were exercisable on the date of termination) extend such periods. If a participant dies, becomes totally disabled or retires, such participant (or the estate or other legal representative of the participant), to the extent the stock options of SARs are exercisable immediately prior to the date of death, total disability or retirement, will be entitled to exercise any stock options or SARs for at least the two year period following such death, disability or retirement, but not beyond the stated term of such stock option or SAR.

     Unless otherwise provided in the relevant award agreement or in a participant's then-effective employment or consulting agreement, if a participant's employment is terminated for any reason (other than due to death, total disability or retirement) (a) prior to the lapsing of any applicable restriction period, or the satisfaction of any other restrictions, applicable to any grant of restricted shares, or, (b) prior to the completion of any performance period in respect of any grant of performance units, such restricted shares or performance units, as the case may be, will be forfeited by such participant; provided, however, that the Compensation Committee may, in its sole discretion, determine within 90 days after such termination that all or a portion of such restricted shares or performance units, as the case may be, shall not be so forfeited. In the case of death, total disability or retirement, the participant (or the estate or other legal representatives of the participant) shall become 100% vested in any restricted shares as of the date of termination or shall be entitled to earn into the participant's performance units.

    CHANGE OF CONTROL

    If a Change of Control, as defined in the Plan, occurs (i) all Stock Options and/or SARs then unexercised and outstanding will become fully vested and exercisable, (ii) all restrictions, terms and conditions applicable to restricted shares then outstanding will be deemed lapsed and satisfied and
    (iii) all performance units will be deemed to have been fully earned, each as of the date of the Change of Control; provided, however, that such Change of Control provisions will only apply to those participants who are employed by or perform consulting services for the Company as of the date of the Change of Control.

    AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

    The Board of Directors may amend, suspend or terminate the Plan (or any portion thereof) at any time; provided, however, that no amendment by the Board of Directors may, without the approval of a majority of the stockholders, (i) increase the number of shares of Common Stock which may be issued under the Plan, except as provided therein, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants under the Plan except as permitted therein, provided Rule 16b-3 of the Exchange Act does not require shareholder approval. No amendment, suspension or termination by the Board of Directors shall (a) materially adversely affect the rights of any participant under any outstanding share grants, without the consent of such participant, or (b) make any change that would disqualify the Plan from the exemption provided by Rule 165-3 of the Exchange Act or from the benefits or entitlements to deductions provided under Sections 422 and 162(m) of the Internal Revenue Code of 1986 (the "Code"), respectively.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

    Incentive Stock Options. Stock options granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. No income is recognized by the optionee upon the exercise of an incentive stock option if the holding period requirements contained in the Plan and in the Code are met, including the requirement that the optionee remain an employee of the Company (or a subsidiary) during the period beginning with the date of the grant of the option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

    Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the end of the one-year period beginning on the day after the day the shares are issued to the optionee, any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

    Generally, if the shares are disposed of by the optionee in a taxable disposition within the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee.

    If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

    Non-Qualified Stock Options. Upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a non-qualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

    Effect of Share-for-Share Exercise. If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs within one year after the tendered shares were transferred to the optionee, the tender of such shares will be a taxable disposition with the tax consequences described above for the taxable disposition within one year of shares acquired upon the exercise of an incentive stock option.

    If the optionee tenders shares upon the exercise of an option which would result in the receipt of compensation by the optionee, as described above under the caption "Non-Qualified Stock Options", the optionee will recognize compensation taxable as ordinary income and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

    Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

    The Company has structured the Plan so that any compensation for which the Company may claim a deduction in connection with the exercise of non-qualified stock options and related SARs and the disposition by an optionee of shares acquired upon the exercise of incentive stock options will be performance-based within the meaning of Section 162(m) of Code. Because the restricted share awards under the Plan are not deemed to be performance-based under Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

    Additional Information. Unless an appropriate election is made under Section 83(b) of the Code to include amounts in income currently, under Section 83(c)(3) of the Code an employee who is an officer of the Company subject to
    Section 16(b) of the Exchange Act will not, in certain instances, recognize any income upon the satisfaction of the terms and conditions applicable to a restricted stock unit, if the sale of the shares received upon such satisfaction could subject the employee to liability under Section 16(b) of the Exchange Act Regulations issued by the Internal Revenue Service provide that in such a situation income will be recognized not later than six months after such satisfaction, even though a sale of such shares after that time could still subject the employee to suit under Section 16(b). In connection with any of such events, the Company is not entitled to a deduction until the date the employee recognizes income with respect to such event.

    The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

    If the provisions of the Plan relating to a change in control become applicable, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the code). Section 4999 of the code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary). In addition, certain disqualified individuals may receive reimbursement payments from the Company to eliminate the adverse effect of such 20% excise tax

    Any such reimbursement payments will be compensation income to the recipient subject to additional income and excise taxation, but will not be deductible by the Company (or any subsidiary).
                                                  * * * * *

    At April 20, 1998 the total number of outstanding shares of Common Stock was 14,405,409 shares. The closing price of the Common Stock on the NASDAQ National Market on April 20, 1998 was 16.688 per share.


    EFFECTIVE DATE

    The Plan became effective on December 30, 1993, the date of its adoption by the Board of Directors. The Plan will terminate on December 21, 2003, except with respect to awards then outstanding. After such date no further awards will be granted under the Plan unless the Plan is extended by the Board of Directors.

    APPROVAL OF THE PROPOSED AMENDMENT TO THE PLAN

    To become effective, the Proposed Amendment to the Plan must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat.

    The Board of Directors recommends that the stockholders vote FOR approval of this proposal. If not otherwise specified, proxies will be voted FOR approval.


                     SHAREHOLDER PROPOSALS AND OTHER MATTERS

         The Board of Directors of the Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock they represent as the Board of Directors may recommend. Anyone desiring to address the stockholders at the Annual Meeting, whether or not making a formal proposal, must so indicate this intention to the Secretary of the Company prior to the Annual Meeting.



         In order to be considered for inclusion in the Proxy Statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, any proposal by a stockholder of record of the Company must be received by the Company at its principal executive offices in Branford, Connecticut, on or before December 20, 1998.

         THE COMPANY WILL MAIL WITHOUT CHARGE, TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, NEUROGEN CORPORATION, 35 NORTHEAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405


                                                                JOHN F. TALLMAN
                                                                   Secretary

April 27, 1998

                                   APPENDIX A


                              NEUROGEN CORPORATION
                     1993 OMNIBUS INCENTIVE PLAN, AS AMENDED



         1. PURPOSE. The purpose of the 1993 Omnibus Incentive Plan is to further and promote the interests of Neurogen Corporation, its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and consultants or those who will become employees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities to provide such persons with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings setforth below:

                    2.1 "Award" means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

                    2.2 "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 17.7 of the Plan in connection with the granting of an Award.

                    2.3 "Board" means the Board of Directors of the Company, as constituted from time to time.

                    2.4 "Change of Control" means (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) acquires, as a result of any purchase or exchange, or any merger, consolidation or other reorganization, a majority of the outstanding voting securities or assets of the Company or (ii) the Board or the Company's shareholders, either or both, as may be required to authorize the same, shall approve any liquidation or dissolution of the Company or sale of all or substantially all of the assets of the Company.

                    2.5 "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                    2.6 "Committee" means the committee of the Board described in Section 3 the of the Plan.

                    2.7 "Common Stock" means the Common Stock, par value $.025 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

                    2.8  "Company"  means  Neurogen   Corporation,   a  Delaware
  corporation, or any successor corporation to Neurogen Corporation.

                    2.9 "Disability" means disability as defined in the Participant's then effective employment or consulting agreement, or if the participant is not then a party to an effective employment or consulting agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.9, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

                    2.10 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                    2.11  "Execution  Date" has the meaning set forth in Section
   14.3.1 of the Plan.

                    2.12 "Fair Market Value" means on, or with respect to, any given date(s), the closing price for the Common Stock, as reported on the NASDAQ National Market for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on the NASDAQ National Market, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

                    2.13 "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

                    2.14  "Merger  Event" has the  meaning  set forth in Section
   14.3.1 of the Plan.

                    2.15 "Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

                    2.16 "Participant" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

                    2.17   "Performance Goals"  has the meaning set forth in
   Section 9.4 of the Plan.

                    2.18    "Performance Period" has the meaning set forth in
   Section 9.4 of the Plan.

                    2.19 "Performance Units" means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

                    2.20 "Plan" means the Neurogen Corporation 1993 Omnibus Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

                    2.21 "Reload Stock Option" means any Non-Qualified Stock Option automatically granted pursuant to the provisions of Section 6.7 of the Plan and the relevant Award Agreement.

                    2.22 "Restricted Shares" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

                    2.23   "Restriction Period" has the meaning set forth in
   Section 8.3 of the Plan.

                    2.24 "Retirement" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of sixty-five (65).

                    2.25 "SEC" means the Securities and Exchange Commission, or any successor governmental agency.

                    2.26 "SEC Rule 16b-3" means Rule 16b-3, as promulgated by the SEC under Section 16(b) of the Exchange Act, or any successor rule or regulation thereto, as such Rule is amended or applied from time to time.

                    2.27 "Stock  Appreciation Right" means an Award described in
   Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

                   2.28 "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

          3.  ADMINISTRATION

                   3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than three (3) of the then members of the Board all of whom qualify to administer the Plan as "disinterested administrators" within the meaning of SEC Rule 16b-3 and as "outside directors" within the meaning of Code Section 162(m). No member of the Committee shall be eligible to receive awards under the Plan. Consistent with the By-Laws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

                   3.2 Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe. Except as provided in the immediately following sentence, the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participant. The Committee may (i) delegate to the Company's President and Chief Executive Officer and a Vice President of the Company, as designated by the Committee, the authority to grant Awards to those eligible employees and consultants who are not subject to Section 16 of the Exchange Act or (ii) adopt a resolution to automatically provide to an employee or consultant upon the initial employment or performance of services of such person a grant of an Award: provided however such delegation or adoption will not be effective if it would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (i) the exemption provided by SEC Rule 16b-3, (ii) the benefits provided under Section 422 of the Code, or any successor provisions thereto or (iii) entitlement to deductions under Code Section 162(m), or any successor provision thereto. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

                   3.3 Liability Limitation. Neither the Board, nor the Committee attorneys, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law, the Company's Certificate of Incorporation, as amended, and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

          4.  TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN

                   4.1 Term. The Plan shall terminate on December 21, 2003, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan unless the Plan is extended by the Board.

                   4.2 Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 14.2 of the Plan, shall not exceed seven million (7,000,000) shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

                    4.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section
4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards; provided however, that such forfeited Awards shall not again be available for Awards under the Plan if the Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Company underlying such Award, including, without limitation, the right to receive dividend or dividend equivalent payments, as described in Sections 8.5 and 11 of the Plan.

         5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall consist of all salaried employees, or those who will become salaried employees, of the Company and/or its Subsidiaries and consultants of the Company and/or its Subsidiaries.

         6.  STOCK OPTIONS

                     6.1 Terms and Conditions. Stock Options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options, Non-Qualified Stock Options or Reload Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                    6.2 Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Incentive Stock Options may only be granted to employees of the Company and/or its Subsidiaries. Notwithstanding the above, no Incentive Stock Options shall be granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company (within the meaning of Sections 424(e) and (f) of the Code). During any calendar year, no individual may be granted under the Plan Stock Options to acquire more than one hundred thousand (100,000) shares of Common Stock.

                   6.3 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option or a Reload Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option or Reload Stock Option.

                   6.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years after the date immediately preceding the date on which the Incentive Stock Option is granted.

                   6.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months or
 (c) any other form of payment acceptable to the Committee. The Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

                   6.6 Exercisability. In respect of any Stock Option granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Option or (b) provided in the Award Agreement or in the Participant's employment or consulting agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

                    20%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries;

                    40%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries;

                    60%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries;

                    80%, on the fourth anniversary of the date of grant of the Stock Option, provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries; and

                    100%, on the fifth anniversary of the date of grant of the Stock Option, provided the Participant is then employed by or providing consulting services for the Company and/or one of its Subsidiaries.

 Notwithstanding anything to the contrary contained in this Section 6.6 such Stock Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option upon the death, Disability or Retirement of the Participant.

                   6.7 Reload Stock Options. The Committee may, in its sole discretion, provide in any Award Agreement in respect of any Non-Qualified Stock Option that if the Participant delivers shares of the Company's Common Stock already owned by such Participant for at least six (6) months in full or partial payment of the exercise price of such Non-Qualified Stock Option, the Participant shall automatically (subject to the limitations contained in Section 4.2) and immediately thereupon be granted a Reload Stock Option to purchase that number of shares of Common Stock delivered by the Participant to the Company (on such terms as the Committee may prescribe under and in accordance with the Plan).

                   6.8 Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

          7.  STOCK APPRECIATION RIGHTS

                   7.1 Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                   7.2 Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

                   7.3 Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option. During any calendar year, no individual may be granted under the Plan Stock Appreciation Rights with respect to more than one hundred thousand (100,000) shares of Common Stock.

                   7.4 Date of Exercisability. Unless otherwise provided in the Participant's employment agreement, consulting agreement or Award Agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the date which is six (6) months after the date on which the Stock Appreciation Right was granted or prior to the exercisabi1ity of any Non-Qualified Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

                   7.5 Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

                   7.6 Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

          8.  RESTRICTED SHARES

                   8.1 Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

                              "The  transferability  of this certificate and the
                    shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Neurogen Corporation 1993 Omnibus Incentive Plan and an Award Agreement entered into between the registered owner hereof and Neurogen Corporation. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Neurogen Corporation, Branford, Connecticut. Neurogen Corporation will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Neurogen Corporation reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

                    8.2 Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions and (c) the requirement that such shares be forfeited upon termination of employment or consulting services for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

                    8.3  Restriction  Period In accordance with Sections 8.1 and
  8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction
  Period be less than six (6) months after the date of grant. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

                    8.4  Payment  of   Restricted   Share   Grants.   After  the
  satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

                    8.5 Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

         9.  PERFORMANCE UNITS

                    9.1 Terms and Conditions. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                    9.2 Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

                    9.3 Grants. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

                    9.4 Performance Goals and Performance Periods. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the "Performance Goals") during and in respect of a designated performance period (the "Performance Period"). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

                    9.5 Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee, in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Unit shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

         10. DEFERRAL ELECTIONS/TAX REIMBURSEMENTS. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement or earn out of any Award made under the Plan.

         11. DIVIDEND EQUIVALENTS. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

         12.  TERMINATION OF EMPLOYMENT OR SERVICES.

                    12.1 General. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Committee (in its sole discretion) or (b) in the Participant's then effective employment or consulting agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment or consulting agreement:

                    12.1.1 Options/SARs. Subject to any determination of the Committee pursuant to Section 6.6 of the Plan, if a Participant's employment with or performance of services for the Company and its Subsidiaries terminates for any reason any then unexercisable Stock Options and/or Stock Appreciation Rights shall be forfeited and canceled by the Company. If a Participant's employment with or performance of services for the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options and/or Stock Appreciation Rights, if any, shall terminate

                   (a) one (1) year after the date of such termination or the last day on which services were performed (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4 of the Plan), if the Participant has been employed by or provided services to the Company and/or any Subsidiary for at least one (1) year but not more than three (3) years;

                   (b) two (2) years after the date of such termination or the last day on which services were performed (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4 of the Plan), if the Participant has been employed by or provided services to the Company and/or any Subsidiary for at least three (3) years but not more than five (5) years;

                   (c) three (3) years after the date of such determination or the last day on which services were performed (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4 of the Plan), if the Participant has been employed by or provided services to the Company and/or any Subsidiary for at least five (5) years but not more than seven (7) years;

                    (d) four (4) years after the date of such termination or the last day on which services were performed (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4 of the Plan), if the Participant has been employed by or provided services to the Company and/or any Subsidiary for at least seven (7) years but not more than nine (9) years;

                   (e) five (5) years after the date of such termination or the last day on which services were performed (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4 of the Plan), if the Participant has been employed by or provided services to the Company and/or any Subsidiary for at least nine (9) years;

  provided, however, that if such termination or service cessation is due to death, Disability or Retirement, the exercise period shall in no case be less than two (2) years after the date of such termination or service cessation (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4 of the Plan). Notwithstanding the above, the Committee, in its sole discretion, may determine that any such Participant's Stock Options and/or Stock Appreciation Rights, if any, to the extent exercisable immediately prior to any termination of employment or consulting services, may remain exercisable for an additional period of time after any period set forth above expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right.

                    12.2 Restricted Shares. If a Participant's employment with or performance of services for the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Shares, such Restricted Shares shall immediately be canceled and the Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall forfeit any rights or interests in and with respect to any such Restricted Shares. Notwithstanding anything to the contrary in this Section 12, the Committee, in its sole discretion, may determine, prior to or within ninety (90) days after the date of such termination, that all or a portion of any such Participant's Restricted Shares shall not be so canceled and forfeited. If the Participant's employment or performance of services terminates due to death, Disability or Retirement, the Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall become 100% vested in any such Participant's Restricted Shares as of the date of any such termination.

                    12.2.1 Performance Units. If a Participant's employment with or performance of services for the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the completion of any Performance Period, any Performance Units granted in respect of such Performance Period shall immediately be canceled by the Company and the Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall forfeit any rights or interests in and with respect to any such Performance Units. Notwithstanding anything to the contrary in this
  Section 19, the Committee, in its sole discretion may determine, prior to or within ninety (90) days after the date of any such termination, that all or a portion of any such Participant's Performance Units shall not be so canceled and forfeited upon termination of employment or consulting services for any reason or for a particular reason. If the Participant's employment or performance of services terminates due to death, Disability or Retirement, the Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall be entitled to earn into such Participant's Performance Units in accordance with Section 9 of the Plan; provided, however, that any such earn out (determined in good faith by the Committee) shall be proportionately reduced based on the number of days transpired in the relevant Performance Periods prior to such death, Disability or Retirement over the total number of calendar days in any such relevant Performance Period.

           13. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgments, alimony or separate maintenance. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way any such awards, rights or interests or the levy of any execution, attachment or similar legal process thereon, contrary to the terms of this Plan shall be null and void and without legal force or effect. During the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

           14.    CHANGES IN CAPITALIZATION AND OTHER MATTERS

                   14.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, Recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of secured or unsecured indebtedness, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

                   14.2 Recapitalization Adjustments. In the event of any change in capitalization affecting the Common Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, Recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or Recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

                    14.3       Certain  Mergers.

                   14.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), to receive substitute stock options and/or stock appreciation rights in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 14.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options or Stock Appreciation Rights as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights, as the case may be.

                    14.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in
  Section 14.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisabie Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.

                    14.3.3 Upon receipt by any affected Participant of any such cash, certified check or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Stock Options and/or Stock Appreciation Rights for which such cash, certified check or substitute awards was received shall be thereupon canceled without the need for obtaining the consent of any such affected Participant.

                    14.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options and/or stock appreciation rights, shall be determined in good faith by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

          15.   CHANGE OF CONTROL

                   15.1 Acceleration of Awards Vesting. Anything in the Plan, to the contrary notwithstanding, if a Change of Control of the Company occurs (a) all Stock Options and/or Stock Appreciation Rights then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control, (b) all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control and (c) the Performance Period shall be deemed completed, all Performance Goals shall be deemed attained at the highest levels and all Performance Units shall be deemed to have been fully earned as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by or perform consulting services for the Company and/or one of its Subsidiaries as of the date of the Change of Control or (ii) to whom Section 15.3 below is applicable.

                   15.2 Payment After Change of Control. Notwithstanding anything to the contrary in the Plan, within thirty (30) days after a Change of Control occurs, (a) the holder of an Award of Restricted Shares vested under
 Section 15.1(b) above shall receive a new certificate for such shares without the legend set forth in Section 8 of the Plan and (b) the holder of Performance Units shall receive payment of the value of such grants in cash at the highest levels.

                    15.3 Termination as a Result of a Change of Control. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment or consulting services is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 15, the Change of Control shall be deemed to have occurred immediately prior to such Participant's termination.

           16.       AMENDMENT, SUSPENSION AND TERMINATION

                    16.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however, that no such amendment to the Plan shall, without majority shareholder approval, (a) except as provided in Section 14 of the Plan, materially increase the number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan or (c) materially increase the benefits accruing to Participants under the Plan (this Section 16.1(c) shall not apply to any amendment or modification of any Award Agreement permitted under Section 16.2 if such amendment or modification would not require shareholder approval under SEC Rule 16b-3). No such amendment, suspension or termination shall (x) materially adversely effect the rights of any
  Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units or Restricted Share grants, without the consent of such Participant or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from
  (i) the exemption provided by SEC Rule 16b-3, (ii) the benefits provided under
  Section 429 of the Code, or any successor provisions thereto or (iii) entitlement to deductions under Code Section 162(m), or any successor provision thereto.

                    16.2 Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

         17.   MISCELLANEOUS

                    17.1 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

                    17.2 No Right to Perform Future Services. Neither the adoption of the Plan, the granting of any Award nor the execution of any Award Agreement shall confer upon any employee or consultant of the Company or any Subsidiary any right to continued employment or performance of consulting services with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee or the consulting services of any consultants at any time for any reason.

                   17.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant
 (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

                   17.4 Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

                   17.5 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees or consultants.

                   17.6 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates and/or information, as the Committee may deem necessary or advisable, in its sole discretion, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations or other requirements of the SEC, any stock exchange upon or trading system in which the Common Stock is then listed or traded and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination,
 (b) the issuance or other distribution of Restricted Shares and/or Common Stock or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof, as the case may be and as determined by the Committee) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                   17.7 Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

                   17.8 Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

                   17.9 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has been terminated by the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have been terminated as a result of such transfers.

                   17.10 Loans. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 17.1 of the Plan and/or the estimated or accrual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

                   17.11 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

                   17.12 Effective Dare. The Plan shall be effective upon its adoption by the Board, subject to the approval of the Plan by the Company's shareholders in accordance with SEC Rule 16b-3 and Section 422 of the Code.






1 This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.